Reckoner Yield Enhanced AAA CLO Reinvesting ETF Ticker: RAAR Exchange: NYSE ARCA Summary Prospectus February 10, 2026 www.reckoner.com/RAAR
Before you invest, you may want to review the Reckoner Yield Enhanced AAA CLO Reinvesting ETF (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated February 4, 2026, are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders and other information about the Fund online at www.reckoner.com/RAAR. You can also get this information at no cost by calling 1-800-617-0004.
The Reckoner Yield Enhanced AAA CLO Reinvesting ETF is different from most funds in that the Fund seeks leveraged returns, which makes it riskier than funds that do not use leverage. Periods of higher market volatility may affect the fund’s return more than the returns of funds that do not use leverage. The Fund invests, directly or indirectly, in Reckoner Yield Enhanced AAA CLO ETF (RAAA), which invests in a leveraged portfolio of AAA-rated CLO debt tranches. If RAAA’s portfolio is leveraged at the maximum permitted amount (200% of RAAA’s net assets) and AAA-rated CLOs decline in value by a significant, unprecedented amount, you may lose the full value of your investment within a single day. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking leveraged investment results. Shareholders should actively manage and monitor their investments.
Investment Objective
The Fund seeks total return, while seeking to minimize making dividend or distribution payments.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.05%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.00%
Acquired Fund Fees and Expenses[1]	0.35%
Total Annual Fund Operating Expenses	0.40%
1    Estimated for the current fiscal year.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$41	$128
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). As a shareholder of Reckoner Yield Enhanced AAA CLO ETF (“RAAA”) and Reckoner Yield Enhanced AAA CLO Annual ETF (“RAAY”), the Fund bears its ratable share of the transaction costs associated with the portfolio turnover of RAAA and RAAY. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.
Principal Investment Strategies
The Fund is an actively managed exchange-traded fund (“ETF”) that pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings made for investment purposes) in investments that provide exposure to debt tranches of collateralized loan obligations (“CLOs”) of any maturity or duration that are rated, at the time of purchase, AAA (or equivalent by a nationally recognized statistical rating organization (“NRSRO”)), which is the most senior level of debt tranche and considered to be investment-grade. The Fund complies with this policy by investing substantially all of its assets in the shares of affiliated and unaffiliated underlying funds that are registered under the Investment Company Act of 1940 (the “1940 Act”), more specifically, underlying funds whose investment strategy consists of investing in, or providing exposure to, AAA-rated debt tranches of CLOs (the “Underlying Funds”). The Fund’s selection of Underlying Funds currently consists of Reckoner Yield Enhanced AAA CLO ETF (“RAAA”) and Reckoner Yield Enhanced AAA CLO Annual ETF (“RAAY”). This selection may change over time, although Reckoner Capital Management LLC, investment adviser to the Fund, RAAA, and RAAY (the “Adviser”), expects to select such Underlying Fund investments without considering or canvassing the universe of available unaffiliated investment companies. Investors that do not want exposure to RAAA or RAAY should not purchase Fund shares.
Under normal circumstances, RAAA’s total investment exposure is expected to be equal to approximately 200% of RAAA’s net assets. RAAA expects to obtain additional exposure to CLOs through the use of reverse repurchase agreements, derivatives, swaps or similar financing transactions to the extent permitted under the 1940 Act. The effect of such a transaction is that RAAA can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while RAAA will be able to keep the income associated with those portfolio securities and reinvest the “recovered” cash into additional CLOs.
The Adviser seeks to manage the Fund’s portfolio such that the Fund minimizes any dividend or other income distributions to shareholders each year. The strategy has been designed for investors seeking to achieve exposure to AAA-rated CLOs, but who do not want to receive dividend or distribution payments of any kind (including income or capital gains distributions). In order to implement its strategy, the Adviser seeks to manage the Fund’s portfolio of Underlying Fund shares such that the Fund is not holding shares of an Underlying Fund on the Underlying Fund’s dividend record date. A fund’s dividend is paid to shareholders of record on the record date. There is no guarantee that the Fund will be able to completely avoid paying dividends and distributions. In implementing this strategy, the Fund may be entirely invested in cash and cash equivalents, rather than the Underlying Funds, for certain temporary periods.
More Information About the Underlying Funds
RAAA is an actively-managed ETF that pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings made for investment purposes) in debt tranches of CLOs of any maturity or duration that are rated, at the time of purchase, AAA (or equivalent by an NRSRO), which is the most senior level of debt tranche and considered to be investment-grade. RAAA may also invest up to 20% of its net assets (plus any borrowings made for investment purposes) in CLOs rated AA or A (or equivalent) by an NRSRO. RAAA may also invest in other ETFs that have similar investment strategies involving CLOs. RAAA is “non-diversified” under the 1940 Act and expects to invest a relatively high percentage of its assets in a limited number of issuers.
RAAY seeks to achieve its investment objective by investing in a master/feeder structure in which RAAY is the feeder fund that invests all of its assets in the shares of the master fund, RAAA. The Adviser seeks to manage RAAY’s portfolio such that RAAY makes only one payment of any dividend or other income distribution to shareholders each year. RAAY has been designed for investors seeking to achieve exposure to RAAA, but who do not want to receive dividend or distribution payments (including income or capital gains distributions) more than once per year.
Principal Investment Risks
The principal risks of investing in the Fund are summarized below. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. Given the fund of funds structure that the Fund utilizes, many of these risks are assumed by the Fund through its exposure to investments of the Underlying Funds. For simplicity purposes, references in this section to the term “Fund” may also refer to the Underlying Funds. The following risks could affect the value of your investment in the Fund:
•Management Risk. The Fund is actively managed and its ability to achieve its investment objective is dependent on the Adviser’s successful implementation of the Fund’s investment strategies. The Adviser’s evaluations and assumptions regarding issuers, securities, and other factors may not successfully achieve the Fund’s investment objective given actual market conditions.
•Novel Structure Risk. The Fund pursues its objective by investing substantially all of its assets in RAAA or RAAY. RAAY pursues its investment objective by investing substantially all of its assets in RAAA in a master/feeder structure in which RAAY is the feeder fund and RAAA is the master fund.
The ability of the Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their investment objectives. The Adviser receives fees for managing the Underlying Funds, in addition to the fees paid to the Adviser by the Fund. The Fund will bear its pro rata portion of the expenses incurred by the Underlying Funds. Substantial redemptions by other investors in an Underlying Fund may adversely affect such Underlying Fund’s investment program and limit the ability of the Underlying Fund, and the Fund, to achieve their investment objectives.
There may be potential conflicts of interest when the Adviser makes investment decisions for the Fund and the Underlying Funds given fund of funds structure and the Fund’s intention to make minimal dividend or other income distributions to shareholders. Large purchases and redemptions by the Fund of an Underlying Fund’s shares may cause the Underlying Fund to buy or sell investments, which may increase transaction costs, create market impacts, cause the Underlying Fund to realize gains or losses and/or impact the market price, bid-ask spreads and premiums/discounts of the Fund’s and Underlying Fund’s shares. These actions may adversely affect the performance of the Fund, an Underlying Fund and their shareholders.
In addition, in order to achieve its intention to make minimal dividend or other income distributions to shareholders, the Fund will not hold any shares of an Underlying Fund on the Fund’s dividend record date. The Fund intends to reestablish a position in shares of the relevant Underlying Fund after such income or dividend distribution is made. There is no guarantee that the Fund will be able to engage in these transactions. The Fund will incur transaction costs in connection with selling and repurchasing its shares of an Underlying Fund and these transactions may impact the market price, bid-ask spreads and premium/discounts of the Fund’s and Underlying Fund’s shares.

In order to pursue its intention of making minimal dividend or other income distributions to shareholders, it is possible that the Fund may sell shares of an Underlying Fund at an otherwise inopportune time or may be required to repurchase the Underlying Fund shares at a higher market price than the Fund sold such shares and may negatively impact the Fund’s investment returns.
Because RAAY relies on a statutory exemption to invest in shares of RAAA beyond the normal limits set forth in the 1940 Act, RAAY is limited with respect to the other types of investments in which it can invest. Accordingly, RAAY may hold significant amounts of cash for certain temporary periods, which may adversely affect RAAY’s and the Fund’s performance, market price, bid-ask spreads and premium/discounts.
•Collateralized Loan Obligations Risk. A CLO is a securitization vehicle collateralized by a pool of credit-related assets. Accordingly, CLO securities present risks similar to those of other types of credit investments, including default (credit), interest rate, and prepayment risks. The extent of these risks depend largely on the type of securities used as collateral and the class of the CLOs in which the Fund invests. In addition, CLOs are often governed by a complex series of legal documents and contracts, which increases the risk of dispute over the interpretation and enforceability of such documents relative to other types of investments. There is also a risk that the trustee of a CLO does not properly carry out its duties to the CLO, potentially resulting in loss to the CLO. The Fund intends to invest primarily in AAA rated tranches (or equivalent by an NRSRO); however, these ratings do not constitute a guarantee of credit quality and it’s possible that under stressed market environments these tranches could experience substantial losses due to defaults, write-downs of the equity or other subordinated tranches, increased sensitivity to defaults due to underlying collateral default and impairment of subordinated tranches, market anticipation of defaults, and general market aversion to CLO securities as an asset class. The most common risks associated with investing in CLOs are interest rate risk, credit risk, liquidity risk, prepayment risk (i.e., the risk that in a declining interest rate period CLO tranches could be refinanced or paid off prior to their maturities and the Fund would then have to reinvest the proceeds at a lower rate), and the risk of defaults of the underlying assets.
•Affiliated Fund Risk. The Fund invests substantially all of its assets in shares of Underlying Funds, which are affiliates of the Fund and are advised by the Adviser (each such underlying fund, an “Affiliated Fund”). The Adviser will generally receive fees for managing the Affiliated Funds, in addition to the fees paid to the Adviser by the Fund. In addition, the Adviser may have a conflict of interest when making investment decisions for the Fund and the Affiliated Funds, including with respect to the intended income and dividend distribution schedules for the Fund and RAAY. Large purchases and sales by the Fund of the Affiliated Funds’ shares may cause the Affiliated Funds to buy or sell investments, which may increase transaction costs, create market impact, and cause the Affiliated Funds to realize gains or losses. These actions may adversely affect the performance of the Fund, the Underlying Funds and their shareholders.
•Tax Risk. The Fund’s investment and reinvestment strategy could implicate complex tax rules that may affect the amount, character, and timing of recognition of the gains and losses by the Fund and its shareholders for U.S. federal income tax purposes. For example, such rules, if applicable, could defer the timing of losses for the Fund or convert the character of recognized gains realized by shareholders in part or in whole upon the disposition of Fund Shares. In addition, these complex tax rules could affect the Fund’s ability to limit dividend distributions and affect whether the Fund has distributed sufficient income and gains to eliminate entity level tax.
•Large Transactions Risk. To the extent a large proportion of the shares of the Underlying Funds or the Fund are held by a small number of shareholders (or a single shareholder), including funds or accounts over which the Adviser has investment discretion, the Underlying Funds and Fund are subject to the risk that these shareholders will purchase or redeem Underlying Fund shares or Fund shares in large amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the Adviser. In addition, a large number of shareholders collectively may purchase or redeem Underlying Fund or Fund shares in large amounts rapidly or unexpectedly (collectively, such transactions are referred to as “large shareholder transactions”). Large shareholder transactions could adversely affect the ability of an Underlying Fund or the Fund to conduct its investment program.

•Fund of Funds Risk. Because it invests primarily in other funds, including ETFs, the Fund’s investment performance largely depends on the investment performance of the selected Underlying Funds. The Fund is indirectly exposed to all of the risks of an investment in an Underlying Fund. In addition, at times, certain of the segments of the market represented by an Underlying Fund in which the Fund invests may be out of favor and underperform other segments. The Fund will also bear the proportionate share of the fees and expenses of an Underlying Fund in which it invests, which can result in higher expenses.
•Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market, and economic developments, as well as events that impact specific issuers. The Fund’s NAV and market price, like security and commodity prices generally, may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time. U.S. and international markets have experienced significant periods of volatility in recent years due to a number of these factors, including the impact of the COVID-19 pandemic and related public health issues, growth concerns in the U.S. and overseas, uncertainties regarding interest rates and trade tensions. In addition, local, regional, or global events such as war, including Russia’s invasion of Ukraine, acts of terrorism, recessions, rising inflation, or other events could have a significant negative impact on the Fund and its investments. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities, and the normal operations of securities exchanges and other markets.
•Reverse Repurchase Agreement Risk. A reverse repurchase agreement is the sale by the Fund of a security to a party for a specified price, with the simultaneous agreement by the Fund to repurchase that security from that party on a future date at an agreed upon price. Similar to a secured borrowing, reverse repurchase agreements provide the Fund with cash for investment purposes, which creates leverage and subjects the Fund to the risks of leverage and may magnify underlying investment gains or losses. The Fund uses reverse repurchase agreements to obtain leverage necessary to achieve its targeted investment exposure. The Fund is therefore subject to the risk that its counterparty will not roll over the agreement upon maturity and a suitable replacement counterparty is not found. Reverse repurchase agreements also involve the risk that the other party may fail to return the asset in a timely manner or at all. The Fund could lose money if it is unable to recover the security. Reverse repurchase agreements also create Fund expenses and require that the Fund have sufficient cash available to repurchase the security when required. The Fund is also subject to the risk that the cash received by the Fund from the sale of the security in the reverse repurchase agreement transaction, or the value of the investments that the Fund makes with the cash, will be less than the value of the security required to be repurchased in the end leg of the reverse repurchase agreement.
•Leverage Risk. As a result of the Fund’s exposure to RAAA, it is subject to leverage risk. RAAA uses leverage, which will magnify gains and losses and cause the Fund to be more volatile than if it had not been subject to leverage. RAAA’s use of leverage increases the risk of a total loss of your investment. An investment in the Fund may not be suitable for all investors. The cost of obtaining this leverage will lower your returns.
•Derivatives Risk. The Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets or index; the loss of principal, including the potential loss of amounts greater than the initial amount invested in the derivative instrument; and illiquidity of the derivative investments. The derivatives used by the Fund may give rise to a form of leverage. Leverage magnifies the potential for gain and may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at inopportune times (e.g., at a loss to comply with limits on leverage and asset segregation requirements imposed by the 1940 Act or when the Adviser otherwise would have preferred to hold the investment) or to meet redemption requests. Certain of the Fund’s transactions in derivatives could also affect the amount, timing, and character of distributions to shareholders, which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns. To the extent the

Fund invests in such derivative instruments, the value of the Fund’s portfolio is likely to experience greater volatility over short-term periods.
◦Swap Risk. The Fund may enter into derivatives called swaps. Risks associated with swap agreements include failure of the counterparties to perform under the contract’s terms, changes in the returns of the underlying instruments, and the possible lack of liquidity with respect to the swap agreements. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the bankruptcy or default of a swap agreement counterparty.
•Collateralized Loan Obligations Leveraging Risk. CLOs are typically leveraged, and such leverage will magnify the loss on CLO investments, which may in turn magnify the loss experienced by the Fund. The cumulative effect of the use of leverage with respect to any investments in a market that moves adversely to such investments could result in a substantial loss that would be greater than if the Fund’s investments were not leveraged. The Fund intends to primarily invest in the most senior tranches of CLOs (those that are AAA or AA-rated), which generally are less affected by the effects of leverage than more junior tranches.
•Collateralized Loan Obligations Manager Risk. CLO managers are responsible for selecting, managing, and replacing the underlying collateral assets within a CLO. CLO managers may have limited operating histories, may be subject to conflicts of interests, including managing the assets of other clients or other investment vehicles, or receiving fees that incentivize maximizing the yield, and indirectly the risk, of a CLO. Adverse developments with respect to a CLO manager, such as personnel and resource constraints, regulatory issues, or other developments that may impact the ability and/or performance of the CLO manager, may adversely impact the performance of the CLO debt tranches in which the Fund invests.
•Covenant Lite Loan Risk. CLOs may contain underlying loans that may be “covenant lite,” meaning that they have few or no financial maintenance covenants that would require the borrower to meet or exceed certain financial requirements. The absence of such covenants may reduce the ability of the lender to monitor the borrower’s financial performance and, if necessary, declare an event of default which would permit the lender to take action intended to mitigate losses from the borrower’s default on the loan. Therefore, CLOs with holdings of covenant lite loans may have greater difficulty in seeking remedies or taking other actions to preserve the value of loans in situations where a borrower faces declining financial performance. This could result in losses to the CLO and therefore the Fund.
•Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.
The Fund’s investments in debt securities may subject the Fund to the following risks:
◦Call Risk. CLO securities are issued with a non-call period. After the end of the non-call period, the majority investor in the equity tranche can call (i.e., redeem or refinance) the securities issued by the CLO in full. The Fund may not be able to accurately predict when or which of its CLO investments may be called, resulting in the Fund possibly having to reinvest the proceeds in unfavorable market conditions (i.e., at lower spreads), which could cause a decline in the Fund’s income.
◦Credit Risk. Debt issuers and other counterparties may not honor their obligations. For CLOs, the primary source of credit risk is the ability of the underlying portfolio of loans to generate sufficient cash flow to pay investors on a full and timely basis when principal and/or interest payments are due. Default in payment on the underlying loans will result in less cash flow from the underlying portfolio and, in turn, less funds available to pay investors in the CLO.

The Fund may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk than they actually do by the market, the Adviser, or the rating agencies. Credit risk is generally greater where less information is publicly available, where fewer covenants safeguard the investors’ interests, where collateral may be impaired or inadequate, where little legal redress or regulatory protection is available, or where a party’s ability to meet obligations is speculative. Additionally, any inaccuracy in the information used by the Fund to evaluate credit risk may affect the value of securities held by the Fund.
Obligations under debt securities held by the Fund may never be satisfied or, if satisfied, only satisfied in part.
Some securities are subject to risks as a result of a credit downgrade or default by a government, or its agencies or, instrumentalities. Credit risk is a greater concern for high-yield debt securities and debt securities of issuers whose ability to pay interest and principal may be considered speculative. Debt securities are typically classified as investment grade-quality (medium to highest credit quality) or below investment grade-quality (commonly referred to as high-yield or junk bonds). Many individual debt securities are rated by a third-party source, such as Moody’s or S&P®, to help describe the creditworthiness of the issuer.
◦Extension Risk. The Fund is subject to extension risk, which is the risk that the market value of some debt securities, particularly mortgage securities and certain asset-backed securities, may be adversely affected when bond calls or prepayments on underlying mortgages or other assets are less or slower than anticipated. Extension risk may result from, for example, rising interest rates or unexpected developments in the markets for the underlying assets or mortgages. As a consequence, the security’s effective maturity will be extended, resulting in an increase in interest rate sensitivity to that of a longer-term instrument. Extension risk generally increases as interest rates rise. This is because, in a rising interest rate environment, the rate of prepayment and exercise of call or buy-back rights generally falls, and the rate of default and delayed payment generally rises. When the maturity of an investment is extended in a rising interest rate environment, a below-market interest rate is usually locked-in, and the value of the security reduced. This risk is greater for fixed-rate than variable-rate debt securities.
◦Floating Rate Obligations Risk. Securities with floating or variable interest rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. A decline in interest rates may result in a reduction of income received from floating rate securities held by the Fund and may adversely affect the value of the Fund’s shares. The interest rate for a floating rate note resets or adjusts periodically by reference to a benchmark interest rate. Benchmark interest rates may not accurately track market interest rates.
◦Income Risk. The Fund’s income may decline if interest rates fall. The risk of decline in income is heightened when fixed income instruments held by the Fund have floating or variable interest rates.
◦Interest Rate Risk. The market value of debt securities generally varies in response to changes in prevailing interest rates. Interest rate changes can be sudden and unpredictable. In addition, short-term and long-term rates are not necessarily correlated to each other as short-term rates tend to be influenced by government monetary policy while long-term rates are market driven and may be influenced by macroeconomic events (such as economic expansion or contraction), inflation expectations, as well as supply and demand. During periods of declining interest rates, the market value of debt securities generally increases. Conversely, during periods of rising interest rates, the market value of debt securities generally declines. This occurs because new debt securities are likely to be issued with higher interest rates as interest rates increase, making the old or outstanding debt securities less attractive. In general, the market prices of long-term debt securities or securities that make little (or no) interest payments are more sensitive to interest rate fluctuations than shorter-term debt securities. The longer the Fund’s average weighted portfolio duration, the greater the potential impact a change in interest rates will have on its share price. Also, certain segments of the fixed income markets, such as high quality bonds, tend to be more sensitive to interest rate changes than other segments, such as lower-quality bonds.
•ETF Risks. The Fund is an ETF and, as a result of its structure, it is exposed to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. Shares may trade at a material discount to NAV and possibly face delisting if either: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares Risk. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, and/or may incur substantial trading losses.
◦Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) which may result in a widening of the bid and asked spread, due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.
◦Trading Risk. Although Shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”), there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than the Shares.
•Extended Settlement Risk. New issue CLOs purchased in the primary market typically experience extended settlement periods, often longer than seven days. During the settlement window, between purchasing and settlement, these securities are typically less liquid than secondary market purchases. During the settlement window, between purchasing and settlement, these securities are typically less liquid than secondary market purchases. In such circumstances the Fund bears a risk of loss if the value of the CLO declines before the settlement date or if the Fund is required to sell the CLO prior to settlement. There is also the risk that the security will not be issued or that the counterparty will not meet its obligation, resulting in a loss of the investment opportunity.
•Liquidity Risk. Liquidity risk refers to the possibility that the Fund may not be able to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or decline an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility. CLOs, and their underlying loan obligations, are typically not registered for sale to the public and therefore are subject to certain restrictions on transfer and sale, potentially making them less liquid than other types of securities. Additionally, when the Fund purchases a newly issued CLO security directly from the issuer (rather than from the secondary market), there often may be a delayed settlement period, during which time the liquidity of the CLO may be further reduced. During periods of limited liquidity and higher price volatility, the Fund’s ability to acquire or dispose of CLO securities at a price and time the Fund deems advantageous may be impaired.

•Cash Risk. To the extent the Fund holds cash rather than securities or other instruments in which it primarily invests, the Fund risks losing opportunities to participate in market appreciation and may experience potentially lower returns. Cash positions may subject the Fund to additional risks and costs, such as increased exposure to the custodian bank holding the assets and its creditworthiness. In certain economic conditions, the custodian bank may charge the Fund fees for holding cash.
•Cash Transaction Risk. The Fund may effect a portion of its creations and redemptions primarily for cash, rather than in-kind securities, and RAAA expects to effect most of its creations and redemptions primarily for cash, rather than in-kind securities. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to incur brokerage costs and/or recognize a capital gain that it might not have recognized if it had made a redemption in kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. The use of cash creations and redemptions also may cause the Fund’s Shares to trade in the market at wider bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Further, effecting purchases and redemptions primarily in cash may cause the Fund to incur additional costs, such as portfolio transaction costs. These costs can decrease the Fund’s NAV.
•Non-Diversification Risk. As a “non-diversified” investment company under the 1940 Act, RAAA expects to invest a greater percentage of its assets in the securities of a single issuer or a lesser number of issuers than if it was a diversified fund. As a result, RAAA may be more exposed to the risks associated with and developments affecting an individual issuer or a lesser number of issuers than a fund that invests more widely. This may increase RAAA’s and the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on RAAA’s and the Fund’s performance.
•Other Investment Companies Risk. The risks of investment in other investment companies, including ETFs, typically reflect the risks of the types of instruments in which the investment companies invest. By investing in another investment company, the Fund becomes a shareholder of that investment company and bears its proportionate share of the fees and expenses of the other investment company. Investments in ETFs are also subject to the “ETF Risks” described above.
•Privately Issued Securities Risk. CLOs generally are privately-issued securities and are normally purchased pursuant to Rule 144A or Regulation S under the Securities Act of 1933. Privately-issued securities typically may be resold only to qualified institutional buyers, in a privately negotiated transaction, to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund may find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at lesser prices than if such securities were more widely held and traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s NAV due to the absence of an active trading market. There can be no assurance that a privately-issued security previously deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and its value may decline as a result.
•New Fund Risk. The Fund is a recently organized investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision.
•Valuation Risk. The Fund may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Adviser’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
•Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets or proprietary information, or cause the Fund, the Adviser, and/or other service providers (including custodians and financial intermediaries) to suffer data breaches or data corruption. Additionally, cybersecurity failures or breaches of the electronic systems of the Fund, the Adviser, or the Fund’s other service providers, market makers, Authorized Participants (“APs”), the Fund’s primary listing exchange, or the issuers of securities in which the Fund invests have the ability to disrupt and negatively affect the Fund’s business operations, including the ability to purchase and sell Shares, potentially resulting in financial losses to the Fund and its shareholders.
Performance
The Fund is new and therefore does not have a performance history for a full calendar year. In the future, performance information for the Fund will be presented in this section. Updated performance information is available on the Fund’s website at www.reckoner.com/RAAR.
Portfolio Management

Investment Adviser:	Reckoner Capital Management LLC
Portfolio Managers:	John E. Kim, CEO of the Adviser, Timothy Wickstrom, Co-CIO of the Adviser, and Jared Finsterbusch, Vice President of the Adviser, have been the portfolio managers of the Fund since its inception in February 2026.
Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.
Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through a broker or dealer at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. The difference in the bid and ask prices is referred to as the “bid-ask spread.”
Recent information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.reckoner.com/RAAR.
Tax Information
To the extent the Fund makes any distributions, the Fund’s distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is held in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.